1 CenterPoint Energy reports solid Q2 2025 results; reiterates 2025 full year guidance; increases 10-year capital investment plan by $500MM • Reports Q2 2025 earnings of $0.30 per diluted share on a GAAP basis and $0.29 per diluted share on a non-GAAP basis (“non-GAAP EPS”) • Increases 2025 and 10-year capital investment plan by $500 million without the anticipated need for incremental equity • $500 million capital investment increase is the third increase this year, totaling $5.5 billion, and bringing the 10-year plan to $53 billion through 2030 • Provides update that current interconnection queue is up ~6GWs since the 2025 first quarter earnings call, strengthening conviction in 50% load growth forecast by 2031 • Reiterates 2025 non-GAAP EPS guidance range of $1.74-$1.76, which, at the midpoint, represents 8% growth over full-year 2024 non-GAAP EPS and further maintains non-GAAP EPS growth target of the mid-to-high end of 6%-8% annually thereafter through 20301 • Accomplished all state and public commitments related to Phase II of the Greater Houston Resiliency Initiative ahead of schedule and prior to start of 2025 hurricane season Houston – July 24, 2025 - CenterPoint Energy, Inc. (NYSE: CNP) or “CenterPoint” today reported net income of $198 million, or $0.30 per diluted share on a GAAP basis for the second quarter of 2025, compared to $0.36 per diluted share in the comparable period of 2024. Non-GAAP EPS for the second quarter of 2025 was $0.29, versus $0.36 for the comparable quarter of 2024. These second quarter results include an unfavorable variance of $0.01 per share attributable to growth and rate recovery. This lower relative impact was driven by the timing of recoveries from interim capital mechanisms not available during recent rate case activity that is now largely completed. 1 CenterPoint is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share without unreasonable effort because changes in the value of ZENS (as defined herein) and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control. For more information contact Media: Communications Media.Relations@CenterPointEnergy.com Investors: Ben Vallejo Phone 713.207.6500

2 Additional unfavorable items for the quarter include increased financing costs of $0.03 per share and increased operating and maintenance expense of $0.03 per share. Weather and usage were favorable, contributing $0.01 per share when compared to the second quarter of 2024. “I’m incredibly proud of our teams as they have worked to deliver about a year and a half’s worth of work since last summer as part of the Greater Houston Resiliency Initiative. We’ve met all of our Phase II public commitments on- time or ahead of schedule, and we are on a positive path forward as we work to build and operate the most resilient coastal grid in the nation. Our customers are already seeing the benefits with nearly 50% less outage minutes in the first six months of 2025 compared to 2024. This is great progress, and we aren’t done yet,” said Jason Wells, President & CEO of CenterPoint. “While our focus has been on resiliency, we are not losing sight of the incredible pace of diverse growth our service territories continue to experience, especially those in Texas. This year alone we have increased our capital investment plan by $5.5 billion, including the $500 million increase we announced today,” continued Wells. “Even though we are taking a conservative approach to this growth, we continue to see an upward bias towards investment opportunities that are not yet reflected in our current plan. We believe these opportunities, combined with our ability to efficiently finance and a lighter regulatory calendar over the next few years, are strong tailwinds that we will incorporate into our refreshed 10-year plan that we’re excited to share by the end of September,” said Wells.

3 Earnings Outlook In addition to presenting its financial results in accordance with GAAP, including presentation of net income (loss) and diluted earnings (loss) per share, CenterPoint provides guidance based on non-GAAP income and non-GAAP diluted earnings per share. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Management evaluates CenterPoint’s financial performance in part based on non-GAAP income and non-GAAP diluted earnings per share. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that management believes do not most accurately reflect the company’s fundamental business performance. These excluded items are reflected in the reconciliation tables of this news release, where applicable. CenterPoint’s non-GAAP income and non-GAAP diluted earnings per share measures should be considered as a supplement to, and not as a substitute for, or superior to, net income and diluted earnings per share, which respectively are the most directly comparable GAAP financial measures. These non- GAAP financial measures also may be different than non-GAAP financial measures used by other companies. 2024 and 2025 non-GAAP EPS and 2025 non-GAAP EPS guidance range • 2024 and 2025 non-GAAP EPS and 2025 non-GAAP EPS guidance excludes: ◦ Earnings or losses from the change in value of CenterPoint’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and related securities; ◦ Gains, losses and impacts, including related expenses, associated with mergers and divestitures, such as the divestiture of our Louisiana and Mississippi natural gas LDC businesses; and • 2025 non-GAAP EPS and 2025 non-GAAP EPS guidance also exclude impacts related to temporary emergency electric energy facilities (“TEEEF”) once they are no longer part of our rate-regulated business. In providing 2024 and 2025 non-GAAP EPS and 2025 non-GAAP EPS guidance, CenterPoint does not consider the items noted above and other potential impacts such as changes in accounting standards, impairments, or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. The 2025 non-GAAP EPS guidance range also considers assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, and regulatory and judicial proceedings. To the extent actual results deviate from these assumptions, the 2025 non-GAAP EPS guidance range may not be met, or the projected annual non-GAAP EPS growth rate may change. CenterPoint is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share without unreasonable effort because changes in the value of ZENS and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control.

Reconciliation of consolidated net income (loss) and diluted earnings (loss) per share (GAAP) to non-GAAP income and non-GAAP diluted earnings per share

	Three Months Ended June 30, 2025	
	Dollars in millions	Diluted EPS[1]
Consolidated net income (loss) and diluted EPS on a GAAP basis	**$198**	**$0.30**
ZENS-related mark-to-market (gains) losses:		
Equity securities (net of tax expense of $9)[2][3]	(35)	(0.05)
Indexed debt securities (net of tax benefit of $9)[2]	34	0.05
Impacts associated with mergers and divestitures (net of tax expense of $12)[2][4]	(21)	(0.03)
Impacts associated with TEEEF Units removed from Rate Base (net of tax benefit of $3)[5]	12	0.02
Consolidated income and diluted EPS on a non-GAAP basis[6]	**$188**	**$0.29**

1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS
2) Taxes are computed based on the impact removing such item would have on tax expense. Taxes related to the gas LDC sale are booked proportionately by applying the projected annual effective tax rate percentage to income earned each quarter in accordance with GAAP. Additional tax expense related primarily to the write-off of non-deductible goodwill will be reflected in tax expense over the remainder of 2025 and excluded from non-GAAP EPS
3) Comprised of common stock of AT&T Inc., Charter Communications, Inc., and Warner Bros. Discovery, Inc.
4) Includes gain on early extinguishment of debt with proceeds from the divestiture of the Louisiana and Mississippi natural gas LDC businesses
5) Represents impacts related to temporary emergency electric energy facilities following the removal of the units from our rate regulated business
6) The calculation on a per-share basis may not add down due to rounding

Reconciliation of consolidated net income (loss) and diluted earnings (loss) per share (GAAP) to non-GAAP income and non-GAAP diluted earnings per share

	Six Months Ended June 30, 2025			
	Dollars in millions		Diluted EPS[1]	
Consolidated income (loss) available to common shareholders and diluted EPS	**$**	**495**	**$**	**0.76**
ZENS-related mark-to-market (gains) losses:				
Equity securities (net of tax expense of $26)[2][3]		(98)		(0.15)
Indexed debt securities (net of tax benefit of $25)[2]		96		0.15
Impacts associated with mergers and divestitures (net of tax expense of $12)[2][4]		27		0.04
Impacts associated with TEEEF Units removed from Rate Base (net of tax benefit of $3)[5]		12		0.02
Consolidated on a non-GAAP basis[6]	**$**	**532**	**$**	**0.81**

1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS
2) Taxes are computed based on the impact removing such item would have on tax expense. Taxes related to the gas LDC sale are booked proportionately by applying the projected annual effective tax rate percentage to income earned each quarter in accordance with GAAP. Additional tax expense related primarily to the write-off of non-deductible goodwill will be reflected in tax expense over the remainder of 2025 and excluded from non-GAAP EPS

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3) Comprised of common stock of AT&T Inc., Charter Communications, Inc., and Warner Bros. Discovery, Inc.
4) Includes $43 million loss on sale associated with the divestiture of our Louisiana and Mississippi natural gas LDC businesses and gain on early extinguishment of debt with proceeds from the divestiture of the Louisiana and Mississippi natural gas LDC businesses
5) Represents impacts related to temporary emergency electric energy facilities following the removal of the units from our rate regulated business
6) The calculation on a per-share basis may not add down due to rounding

Reconciliation of consolidated net income (loss) and diluted earnings (loss) per share (GAAP) to non-GAAP income and non-GAAP diluted earnings per share

	Three Months Ended June 30, 2024	
	Dollars in millions	Diluted EPS [1]
Consolidated net income (loss) and diluted EPS on a GAAP basis	**$ 228**	**$ 0.36**
ZENS-related mark-to-market (gains) losses:		
Equity securities (net of taxes of $4) [2][3]	(15)	(0.02)
Indexed debt securities (net of taxes of $3) [2]	15	0.02
Impacts associated with mergers and divestitures (net of taxes of $1) [2]	6	0.01
Consolidated income and diluted EPS on a non-GAAP basis [4]	**$ 234**	**$ 0.36**

1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS
2) Taxes are computed based on the impact removing such item would have on tax expense
3) Comprised of common stock of AT&T Inc., Charter Communications, Inc., and Warner Bros. Discovery, Inc.
4) The calculation on a per-share basis may not add down due to rounding

Reconciliation of consolidated net income (loss) and diluted earnings (loss) per share (GAAP) to non-GAAP income and non-GAAP diluted earnings per share

	Six Months Ended June 30, 2024		Twelve Months Ended December 31, 2024	
	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]
Consolidated net income (loss) and diluted EPS on a GAAP basis	**$ 578**	**$ 0.91**	**$ 1,019**	**$ 1.58**
ZENS-related mark-to-market (gains) losses:				
Equity securities (net of taxes) [2][3]	51	0.08	(15)	(0.02)
Indexed debt securities (net of taxes) [2]	(53)	(0.09)	11	0.01
Impacts associated with mergers and divestitures (net of taxes) [2][4]	8	0.01	26	0.04
Consolidated income and diluted EPS on a non-GAAP basis [5]	**$ 584**	**$ 0.91**	**$ 1,041**	**$ 1.62**

1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS
2) Taxes are computed based on the impact removing such item would have on tax expense
3) Comprised of common stock of AT&T Inc., Charter Communications, Inc., and Warner Bros. Discovery, Inc.
4) Includes professional fees associated with execution of transactions from the sale of Louisiana and Mississippi LDC businesses
5) The calculation on a per-share basis may not add down due to rounding

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6 Filing of Form 10-Q for CenterPoint Energy, Inc. Today, CenterPoint Energy, Inc. filed with the Securities and Exchange Commission (“SEC”) its Quarterly Report on Form 10- Q for the quarter ended June 30, 2025. A copy of that report is available on the company’s website, under the Investors section. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts, and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the company and to communicate important information about the company, key personnel, corporate initiatives, regulatory updates, and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our company to review the information we post on our website. Webcast of Earnings Conference Call CenterPoint’s management will host an earnings conference call on July 24, 2025, at 7:00 a.m. Central time / 8:00 a.m. Eastern time. Interested parties may listen to a live audio broadcast of the conference call on the company’s website under the Investors section. A replay of the call can be accessed approximately two hours after the completion of the call and will be archived on the website for at least one year. About CenterPoint Energy, Inc. As the only investor owned electric and gas utility based in Texas, CenterPoint Energy, Inc. (NYSE: CNP) is an energy delivery company with electric transmission and distribution, power generation and natural gas distribution operations that serve more than 7 million metered customers in Indiana, Minnesota, Ohio and Texas. As of June 30, 2025, the company owned approximately $44 billion in assets. With approximately 8,300 employees, CenterPoint Energy and its predecessor companies have been in business for more than 150 years. For more information, visit CenterPointEnergy.com. Forward-looking Statements This news release includes and the earnings conference call will include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this news release and the earnings conference call are forward-looking statements made in good faith by CenterPoint and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements concerning CenterPoint’s expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings and guidance, growth, costs, prospects, capital investments or performance or underlying assumptions and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. When used in this news release, the words "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "objective," "plan," "potential," "predict," "projection," "should," "target," "will" or other similar words are intended to identify forward-looking statements. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this news release or on the earnings conference call include statements about Houston Electric’s Greater Houston Resiliency Initiative (“GHRI”) and System Resiliency Plan (“SRP”) (including with respect to timing, filings related thereto, anticipated benefits, and related matters), the proposed sale of our Ohio natural gas LDC business (including with respect to timing, anticipated benefits, and related matters), Houston Electric’s release of its 15 large 27 megawatt (“MW”) to 32 MW TEEEF units to the San Antonio area and its ability to complete one or more other future transactions involving various sizes of TEEEF units (including with respect to timing, filings related thereto, corresponding reductions in Houston Electric’s TEEEF fleet capacity, anticipated benefits including with respect to rates, expected market demand for the units, and related matters), capital investments (including with respect to incremental capital opportunities, deployment of capital, financing of such projects, and anticipated benefits related thereto), the timing of, projections for, and anticipated benefits from the settlement of, rate cases for CenterPoint and its subsidiaries, the timing and extent of CenterPoint's recovery, including with regards to its restoration costs for, among other things, the severe weather events in May 2024 (“May 2024 Storm Events”) and Hurricane Beryl, generation transition plans and projects, projects included in CenterPoint's Natural Gas Innovation Plan and System Resiliency Plan, and projects included under its 10-year capital plan, electric demand growth in CenterPoint’s service territories (including our forecasts of, capital investment opportunities related to, the timing of

7 investments related to, and anticipated benefits of such growth), the extent of anticipated benefits of the completed sale of our Louisiana and Mississippi natural gas LDC businesses, future earnings and guidance, including long-term growth rate, dividend growth, customer charges, operations and maintenance expense reductions, financing plans (including with respect to the restoration costs for the May 2024 Storm Events and Hurricane Beryl and the timing and anticipated benefits of any future equity issuances, forward sales, securitization, credit metrics and parent level debt), the timing, funding, and anticipated benefits of our 10-year capital plan, the Company’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and impacts of the maturity of ZENS, CenterPoint’s continued focus on credit, balance sheet strength, liquidity and credit ratings, tax planning opportunities, future financial performance and results of operations, including with respect to regulatory actions and recoverability of capital investments, customer rate affordability, value creation, opportunities and expectations, and expected customer growth. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward- looking statements. Each forward-looking statement contained in this news release or discussed on the earnings conference call speaks only as of the date of this release or the earnings conference call. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking information include, but are not limited to, risks and uncertainties relating to: (1) the business strategies and strategic initiatives, restructurings, joint ventures and acquisitions or dispositions of assets or businesses involving CenterPoint or its industry, including the ability to successfully complete such strategies, initiatives, transactions or plans on the timelines we expect or at all, such as our plan to sell our Ohio natural gas LDC business or the completed sale of our Louisiana and Mississippi natural gas LDC businesses, which we cannot assure you will have the anticipated benefits to us; (2) industrial, commercial and residential growth in CenterPoint’s service territories and changes in market demand, including in relation to the expansion of data centers, energy export facilities, including hydrogen facilities, electrification of industrial processes and transport and logistics, as well as the effects of energy efficiency measures and demographic patterns, and our ability to appropriately estimate and effectively manage business opportunities relating to such matters; (3) CenterPoint’s ability to fund and invest planned capital, and the timely recovery of its investments, including those related to Houston Electric’s GHRI and SRP; (4) the ability to timely execute Houston Electric’s GHRI and SRP; (5) our ability to successfully construct, repair, maintain and restart electric generating facilities, natural gas facilities, TEEEF and electric transmission facilities; (6) the timing and success of, and our ability to obtain approval for, Houston Electric’s release of its large TEEEF units to the San Antonio area, reduction of its TEEEF fleet capacity and reduction of rates to reflect the removal of the large TEEEF units from Houston Electric’s TEEEF fleet, as well as our ability to complete one or more other future transactions involving various sizes of TEEEF units on acceptable terms and conditions within the anticipated timeframe; (7) financial market and general economic conditions, including access to debt and equity capital, inflation, potential for recession, interest rates, and their effect on sales, prices and costs; (8) disruptions to the global supply chain and volatility in commodity prices, including resulting from tariffs, trade agreements, retaliatory trade measures or changes in trade relationships; (9) actions by credit rating agencies, including any potential downgrades to credit ratings; (10) the timing and impact of regulatory proceedings and actions and legal proceedings, including those related to, among other things, the May 2024 Storm Events, Hurricane Beryl, Houston Electric’s TEEEF units and the February 2021 winter storm event, and requested or favorable adjustments to rates and approval of other requested items as part of base rate proceedings or interim rate mechanisms; (11) federal, state and local legislative, executive, regulatory and political actions or developments, including any actions resulting from Hurricane Beryl, actions pertaining to trade (including tariffs, bans, retaliatory trade measures taken against the United States or related government action), tax legislation (including effects of the One Big Beautiful Bill Act, Executive Order 14315, and the Inflation Reduction Act) and developments related to the environment; (12) the impact of public health threats; (13) weather variations and other natural phenomena, including severe weather events, and CenterPoint’s ability to mitigate weather impacts, including the approval and timing of securitization issuances; (14) the impact of potential wildfires; (15) changes in business plans; (16) advances in, our ability to timely adopt, develop and deploy, artificial intelligence; (17) the availability of, prices for and our ability to procure materials, supplies or services and scarcity of and changes in labor for current and future projects and operations and maintenance costs; (18) CenterPoint’s ability to timely obtain and maintain necessary licenses and permits from local, federal and other regulatory authorities on acceptable terms and resolve third-party challenges to such licenses or permits, as applicable; (19) CenterPoint’s ability to execute on its initiatives, targets and goals, including its net zero and greenhouse gas emissions reduction goals and operations and maintenance goals; and (20) other factors discussed in CenterPoint’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and CenterPoint’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2025, and June 30, 2025, including under “Risk Factors,” “Cautionary Statements Regarding Forward-Looking Information” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Certain Factors Affecting Future Earnings” in such reports and in other filings with the Securities and Exchange Commission (“SEC”) by CenterPoint, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC website at www.sec.gov.